UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2021

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $.01 par value	BLK	New York Stock Exchange
1.250% Notes due 2025	BLK25	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

On December 10, 2021, BlackRock, Inc. (“BlackRock” or the “Company”) completed its underwritten public offering of $1,000,000,000 aggregate principal amount of its 2.10% Notes due 2032 (the “Notes”) pursuant to BlackRock’s registration statement on Form S-3 (File No. 333-255156).

The Notes were issued pursuant to the Senior Indenture, dated as of September 17, 2007, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (the “Indenture”).

Prior to November 25, 2031 (three (3) months prior to maturity), the Company may redeem some or all of the Notes at any time and from time to time at a “make-whole” redemption price (as defined in the Notes), plus accrued and unpaid interest thereon to, but excluding, the redemption date. On or after November 25, 2031 (three (3) months prior to maturity), the Company may redeem some or all of the Notes at any time and from time to time at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Each of the following constitutes an event of default under the Indenture: (1) failure to pay any interest on any debt security of such series when due and payable, continued for 30 days; (2) failure to pay any principal when due of such series at its maturity; (3) failure to observe or perform any other covenants or agreements of the Company with respect to such debt securities for 60 days after the Company receives notice of such failure; or (4) certain events of bankruptcy, insolvency or reorganization.

The Indenture includes requirements that must be met if the Company consolidates or merges with, or sells all or substantially all of the Company’s assets to, another entity.

The foregoing summary is qualified in its entirety by reference to the text of the Indenture, a copy of which is in Exhibit 4.5 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and the Notes, a form of which is attached as Exhibit 4.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1*	Indenture, dated September 17, 2007, between BlackRock, Inc. and The Bank of New York, as trustee.

4.2	Form of Note for the 2.10% Notes due 2032.

5.1	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

*	Incorporated by reference to BlackRock, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

	By:	/s/ Gary S. Shedlin
Date: December 10, 2021		Gary S. Shedlin
Chief Financial Officer and Senior Managing Director